UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2007

NNN Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 21, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of NNN Apartment REIT Advisor, LLC, or our Advisor, entered into a Purchase and Sale Agreement, or the Agreement, with El Dorado Apartments, LLC, an unaffiliated third party, or the Seller, for the purchase of Villas of El Dorado, located in McKinney, Texas, for a purchase price of $19,000,000.

On June 12, 2007, Triple Net Properties entered into a Reinstatement of and First Amendment to Purchase and Sale Agreement, or the Amendment, with the Seller. The material terms of the Amendment reinstated the Agreement and modified the Agreement to: (i) reduce the purchase price from $19,000,000 to $18,000,000, (ii) provide as a condition precedent to Triple Net Properties’ obligation to consummate the purchase, the approval of the lender of the assumption of the existing loan, (iii) provide for additional loan documentation from Seller and Triple Net Properties, (iv) include interest on the loan as an item to be prorated and adjusted upon closing, (v) extend the closing date of the transaction from April 30, 2007 to a date within 30 days after lender’s approval of the loan assumption, and (vi) require Triple Net Properties to incur any costs involved in assuming the loan.

On November 1, 2007, Triple Net Properties executed an Assignment of Contract, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement to Apartment REIT Villas of El Dorado, LLC, our wholly-owned subsidiary.

On November 2, 2007, we acquired Villas of El Dorado from the Seller for a purchase price of $18,000,000, plus closing costs. We financed the purchase price of the property through our assumption of a $13,600,000 secured loan (as described in Item 2.03 below) with The Bank of New York Trust Company, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, or the Lender; $3,122,000 in cash proceeds (net of closing costs of $73,000) from $3,195,000 in borrowings under a loan (as described in Item 2.03 below) with Wachovia Bank, National Association, or Wachovia; and $1,956,000 from funds raised through our initial public offering. An acquisition fee of $540,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

The above descriptions of the Agreement, Amendment and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Loan Assumption

On November 1, 2007, we, through Apartment REIT Villas of El Dorado, LLC, entered into an Agreement of Assumption and Modification of Security Instrument and Other Loan Documents, or the Loan Assumption Agreement, with the Lender and Seller. Pursuant to the Loan Assumption Agreement, Lender consented to: (i) our acquisition of Villas of El Dorado, (ii) our assumption of a $13,600,000 secured loan between the Lender and Seller, (iii) the release of the Seller and original guarantor from all liability under the original loan documents, and (iv) our assumption of all liability of the original guarantor pursuant to our execution of a new guaranty and a new environmental indemnity agreement. The loan is evidenced by a promissory note, or the Assumed Promissory Note, and secured by a Deed of Trust, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents, or the Assumed Deed of Trust; a Limited Guaranty and an Environmental Indemnity Agreement.

The loan matures on December 1, 2016 and bears interest at a rate of 5.68% per annum. The loan provided for an initial interest-only payment to be made on November 29, 2006 for the period of November 29, 2006 through November 30, 2006, which was paid by the original borrower, and provides for the following payments thereafter: (i) interest-only payments due of the first day of each calendar month, which commenced on January 1, 2007, and (ii) the outstanding principal balance, together with all unpaid interest, on December 1, 2016. The loan provides for a default interest rate equal to the lesser of: (a) 10.68% or (b) the maximum amount permitted by law. If any monthly payment is not paid in full within five days after the date on which it is due, the loan provides for late charges in an amount equal to 5.0% of the full amount that was due. The loan documents contain customary representations, warranties, covenants and indemnities, and a provision for reserves.

The material terms of the loan are qualified in their entirety by the terms of the Loan Assumption Agreement, Assumed Promissory Note, Assumed Deed of Trust, Limited Guaranty and Environmental Indemnity Agreement attached hereto as Exhibits 10.4 through 10.8 to this Current Report on Form 8-K.

Wachovia Loan

On November 1, 2007, we entered into a loan agreement, or the Loan Agreement, with Wachovia to obtain a loan in an aggregate maximum principal amount of up to $10,000,000, or the Wachovia loan. The proceeds of advances made under the Loan Agreement may be used to fund the acquisition of properties, specifically those acquisition costs of a property which are in excess of the costs funded through a property loan on such property. The term of the Loan Agreement is for one year, which may be extended by one 12 month period to November 1, 2009, subject to satisfaction of certain conditions, such as certain loan to value and debt service coverage ratios. The Wachovia loan is secured by a pledge by NNN Apartment REIT Holdings, L.P., our Operating Partnership, of 49.0% of its partnership interests in Apartment REIT Walker Ranch L.P., Apartment REIT Hidden Lakes, L.P. and Apartment REIT Towne Crossing, L.P., (ii) 100% of its partnership interests in Apartment REIT Park at North Gate, L.P. and (iii) 100% of its ownership interests in entities acquiring properties in the future if financed in part by the Wachovia loan.

Accrued interest under the Loan Agreement is payable monthly and at maturity. Advances under the Loan Agreement bear interest at the Applicable LIBOR Rate, as defined in the Loan Agreement. In the event the Lender determines that, by reason of circumstances affecting the London interbank eurodollar market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate for any interest period, the Lender shall convert the loan on the last day of the then current interest period to a Prime Rate Loan, as defined in the Loan Agreement.

The Loan Agreement contains various affirmative and negative covenants and events of default that are customary for loans and transactions of this type, including, but not limited to, limitations on us, our Operating Partnership, and any of its subsidiaries, regarding: (i) the incurrence of additional debt on any real property, (ii) the sale of assets, and (iii) the amount of property management fees paid.

On November 1, 2007, in connection with our purchase of Villas of El Dorado as described in Item 2.01 above, we used $3,122,000 in cash proceeds (net of closing costs of $73,000) from $3,195,000 in borrowings under the Wachovia loan.

The material terms of the Wachovia loan are qualified in their entirety by the terms of the Loan Agreement, Promissory Note and Pledge Agreement (Partnership Interests) attached hereto as Exhibits 10.9 through 10.11 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On November 7, 2007, we issued a press release announcing the acquisition of Villas of El Dorado. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Purchase and Sale Agreement by and between El Dorado Apartments, LLC and Triple Net Properties, LLC, dated February 21, 2007

10.2 Reinstatement of and First Amendment to Purchase and Sale Agreement by and between El Dorado Apartments, LLC and Triple Net Properties, LLC, dated June 12, 2007

10.3 Assignment of Contract by Triple Net Properties, LLC to Apartment REIT Villas of El Dorado, LLC, dated November 1, 2007

10.4 Agreement of Assumption and Modification of Security Instrument and Other Loan Documents by and among El Dorado Apartments, LLC; Wendell A. Jacobson; Apartment REIT Villas of El Dorado, LLC; NNN Apartment REIT, Inc.; and The Bank of New York Trust Company, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, dated as of November 1, 2007

10.5 Promissory Note by El Dorado Apartments, LLC in favor of Royal Bank of Canada, dated November 29, 2006

10.6 Deed of Trust, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents by El Dorado Apartments, LLC for the benefit of Royal Bank of Canada, dated November 29, 2006

10.7 Limited Guaranty by NNN Apartment REIT, Inc. in favor of The Bank of New York Trust Company, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, dated November 1, 2007

10.8 Environmental Indemnity Agreement by Apartment REIT Villas of El Dorado, LLC and NNN Apartment REIT, Inc. for the benefit of The Bank of New York Trust Company, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, dated November 1, 2007

10.9 Loan Agreement by and between NNN Apartment REIT, Inc. and Wachovia Bank, National Association, dated November 1, 2007

10.10 Promissory Note by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association, dated November 1, 2007

10.11 Pledge Agreement (Partnership Interests) by and between Wachovia Bank, National Association and NNN Apartment REIT Holdings, L.P., dated November 1, 2007

99.1 NNN Apartment REIT, Inc. Press Release, dated November 7, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Apartment REIT, Inc.

November 7, 2007	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement by and between El Dorado Apartments, LLC and Triple Net Properties, LLC, dated February 21, 2007
10.2	Reinstatement of and First Amendment to Purchase and Sale Agreement by and between El Dorado Apartments, LLC and Triple Net Properties, LLC, dated June 12, 2007
10.3	Assignment of Contract by Triple Net Properties, LLC to Apartment REIT Villas of El Dorado, LLC, dated November 1, 2007
10.4	Agreement of Assumption and Modification of Security Instrument and Other Loan Documents by and among El Dorado Apartments, LLC; Wendell A. Jacobson; Apartment REIT Villas of El Dorado, LLC; NNN Apartment REIT, Inc.; and The Bank of New York Trust Company, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, dated as of November 1, 2007
10.5	Promissory Note by El Dorado Apartments, LLC in favor of Royal Bank of Canada, dated November 29, 2006
10.6	Deed of Trust, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents by El Dorado Apartments, LLC for the benefit of Royal Bank of Canada, dated November 29, 2006
10.7	Limited Guaranty by NNN Apartment REIT, Inc. in favor of The Bank of New York Trust Company, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, dated November 1, 2007
10.8	Environmental Indemnity Agreement by Apartment REIT Villas of El Dorado, LLC and NNN Apartment REIT, Inc. for the benefit of The Bank of New York Trust Company, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, dated November 1, 2007
10.9	Loan Agreement by and between NNN Apartment REIT, Inc. and Wachovia Bank, National Association, dated November 1, 2007
10.10	Promissory Note by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association, dated November 1, 2007
10.11	Pledge Agreement (Partnership Interests) by and between Wachovia Bank, National Association and NNN Apartment REIT Holdings, L.P., dated November 1, 2007
99.1	NNN Apartment REIT, Inc. Press Release, dated November 7, 2007